EXHIBIT 10.10

[Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

                          CORRESPONDENT TRUST SERVICES


                         COMPREHENSIVE RENEWAL PROPOSAL


                                  Submitted to


                             Merrill Merchants Bank
                                  Bangor, Maine


                                  Submitted by


                           THE NORTHERN TRUST COMPANY
                                CHICAGO, ILLINOIS



                                December 19, 1996

                                    CONTENTS


SECTION
-------

Overview          ............................................................3
Terms and Conditions..........................................................4
Depository Custody, Schedule of Fees..........................................5
How to Proceed................................................................6

                                    OVERVIEW

Outlined within this renewal proposal is a Comprehensive Servicing arrangement which takes advantage of relationship pricing for the services used:

o The DEPOSITORY CUSTODY SERVICES (DCS) for your securities processing, settlement and reporting needs.

o  The TRUST/RITE SYSTEM for your trust processing and investment accounting.

o The BENCHMARK FUNDS for your short-term cash, equity and fixed income investment needs, subject to your due diligence and fiduciary soundness review.

o  The FOCUS INVESTMENT ADVISORY SERVICE for your investment research needs.

Over 400 Correspondent Trust clients have demonstrated that these services stands on their merits. When used together, additional operational and managerial benefits can be realized.

Operationally, the Trust/Rite System is linked directly to your Depository Custody Account. Automated position reconciliation can be run easily. Your daily processing is streamlined through on-line, real-time information processing.

From a management perspective, you leverage your financial and technical resources with a fellow fiduciary who shares your business objectives. Our services offer you the control and flexibility you require to provide quality service to your clients.

                              TERMS AND CONDITIONS

o Full use of the Trust/Rite System for your own trust business processing. This arrangement is based on a single database configuration with all equipment at your main processing location and includes all releases of new software and documentation and full client services support.



                                                                    License Fee*
Subject to change of MMB
Trust/Rite account                      Year 1                      $***
administrator, satisfactory to          Year 2                      $***
MMB                                     Year 3                      $***


o The Depository Custody Services (DCS) for your securities processing, settlement and reporting needs.

   See Schedule of Fees on Page 5.

o FOCUS Investment Advisory Service (Level 3) - See attached Service description. Annual fee for level 3/Comprehensive Service shall be $***.

o Use of the Benchmark Funds for your short-term cash, equity and fixed income investment needs, assuming fiduciary soundness satisfied.

o Training Services- Two days of Trust/Rite and/or DCS training, on an annual basis, in your office for no fee. Merrill Merchants Bank agrees to reimburse Northern for Travel and Lodging expenses.

o Speaker- Northern will provide Merrill Merchants Bank with a speaker on an annual basis, for presentations to various client and prospective client groups. Northern will not charge a fee for the speaker and Merrill Merchants agrees to reimburse Northern for reasonable Travel and Lodging expenses. Said speaker shall be a senior investment or economics group spokesperson/representative.

The term of this agreement will be for a 3 year period.

This proposal does not include services available through our automated interfaces.

* License Fee is based on past Basic Fee and Software Services Fee. License Fee is a flat fee, billed quarterly, regardless of account growth.

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

                                SCHEDULE OF FEES


ACCOUNT MAINTENANCE FEE                                       $***
GLOBAL ACCOUNT MAINTENANCE                                    $***
COMMUNICATION CHARGE                                          $***

DEPOSITORY HOLDINGS                                           $***
PHYSICAL HOLDINGS                                             $***
GLOBAL HOLDINGS                                               $***

DEPOSITORY SALES & PURCHASES                                  $***
DEPOSITORY RECEIPTS & DELIVERIES                              $***

GLOBAL PURCHASES & SALES                                      $***
GLOBAL RECEIPTS & DELIVERIES                                  $***

PHYSICAL SALES & PURCHASES                                    $***
PHYSICAL RECEIPTS & DELIVERIES                                $***

TRANSFER BETW.ACCTS.                                          $***
GLOBAL TRANSFERS BETWEEN ACCTS.                               $***

DEPOSITORY MATURITIES                                         $***
PHYSICAL MATURITIES                                           $***
GLOBAL MATURITIES                                             $***

DEPOSITORY REORGANIZATIONS                                    $***
PHYSICAL REORGANIZATIONS                                      $***
GLOBAL REORGANIZATIONS                                        $***

DIVIDEND & INTEREST PAYMENTS                                  $***
DIVIDEND REINVESTMENT SET-UPS                                 $***
GLOBAL DIVIDEND & INTEREST PAYMENT                            $***

PRINCIPAL PAY DOWN                                            $***

WIRE TRANSFERS                                                $***

CALL OPTIONS WRITTEN                                          $***

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

                                 HOW TO PROCEED


If you decide to proceed with this comprehensive renewal proposal, we suggest doing so as follows:

o  Sign both copies of this Proposal and return one executed copy to us.

This Proposal is offered as of December 17, 1996 with new terms to begin March 1,1997. If you wish to proceed as outlined herein, please acknowledge in the section that follows:

                                    ACCEPTED

MERRILL MERCHANTS BANK                      THE NORTHERN TRUST COMPANY
BANGOR, MAINE                               CHICAGO, ILLINOIS

By: /s/ George Moore, SVP                   By:
    ----------------------------------      ------------------------------------
Dated: 12/19/96                             Its: Vice President
      --------------------------------           -------------------------------

                 GENERAL OUTLINE OF INVESTMENT ADVISORY SERVICES

Basic Service

o A complete written equity package that includes strategy, currently attractive issues, company reports, portfolio guidelines and many other items
o  Bond market outlook and strategy
o A comprehensive written economic section that includes outlook, review and forecast o Direct contact with FOCUS staff
o "Recent Legal Developments," a periodic summary and analysis of recent court decisions affecting probate and trust administration
o An annual one-and-a-half day Fall Seminar held at the Northern Trust Company in Chicago

Intermediate Service
o  All features of Basic Service
o  An in-depth strategy-oriented and fixed-income section
o INSIGHTS - a monthly investment and economic discussion delivered on a cassette tape
o  Direct contact with Northern Trust's research analytical staff
o A two-day Winter/Spring Seminar held in a southern location, hosted by The Northern Trust Company

Comprehensive Service
o  All features of Intermediate Service
o  Positive Economic Commentary
o Quantitative Investment Perspective (QIP), market analysis with sector performance and implied risk-return comparisons
o  International research
o  Teleconferencing access to research meetings
o  Electronic delivery

Costs associated with the services described above are payable either through an annual fee, charged quarterly, or by maintaining compensating balances. In addition, arrangements may be made with Northern Trust Securities, Inc. to partially offset fees through trade commission dollars. Please contact us for additional information.

FOCUS: Cost of Service      Level               Fee
                            Basic               $***
                            Intermediate        $***
                            Comprehensive       $*** annually for 3-year period

Currently, FOCUS is available on a free 60-day trial, with absolutely no obligation on your part. This is the best way for you to see firsthand what a valuable investment tool it can be. At the end of the trial period, simply let us know if you wish to continue your FOCUS subscription.

Please call us at (312) 444-3804.  We welcome your inquiry.

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]